ORDER FOR SUPPLIES OR SERVICES

Form Approved
OMB No 0704-0187

1. CONTRACT/PURCHASE ORDER No. M67854-05-D-5091

2. DELIVERY ORDER No. 0001

3. DATE OF ORDER 13 MAY 2005

4. REQUISITION/PURCH REQUEST No. See Schedule

5. PRIORITY DO-A4A

6. ISSUED BY CODE [M67854]
COMMANDING GENERAL
MARCORSYSCOM
2200 LESTER STREET
QUANTICO, VA 22134
Contracting Officer: Terence J. McGinn (703) 432-3717

7. ADMINISTERED BY CODE [S1103A]
DCMA ATLANTA
SOUTH CAROLINA OPERATIONS TEAM
2300 LAKE PARK DRIVE, SUITE 300
SMYRNA, GA 30080-4091
ACO: Karen Benner (803) 751-6877

8. DELIVERY FOB
[X] DEST
[ ] OTHER
(See Schedule if other)

9. CONTRACTOR CODE [1EFH8] FACILITY [ ]
FORCE PROTECTION INDUSTRIES, INC.
9801 HIGHWAY 78, #3
LADSON, SC 29456
CAGE:1EFH8
DUNS: 00-3268989
TIN:880361514
PHONE: (843) 740-7015
POC: Mike Aldrich (203) 912-1350

10. DELIVER TO FOB POINT BY DATE See Schedule

11. DISCOUNT TERMS Net 30 days

11. MARK IF BUSINESS IS
[x]SMALL
[ ]SMALL DISAD
[ ]WOMEN OWN

13. MAIL INVOICES TO Address reflected in Block 15

14. SHIP TO CODE [ ]
See Schedule

15. PAYMENT WILL BE MADE BY CODE [HQ0338]
DFAS – COLUMBUS CENTER
Attn: SOUTH ENTITLEMENT OPERATIONS
P.O. BOX 182264
COLUMBUS, OH 43218-2264

MARK ALL PACKAGES AND PAPERS WITH CONTRACT OR ORDER NUMBER

16. TYPE OF ORDER

DELIVERY	XX	This delivery order is issued on another Government agency or in accordance with and subject to terms and conditions of above numbered contract.
PURCHASE		

ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED. SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH AND AGREES TO PERFORM THE SAME.

Force Protection Industries, Inc.	[signature]	Michael M. Aldrich, Vice President	13 May2005
NAME OF CONTRACTOR	SIGNATURE	TYPED NAME AND TITLE	DATE SIGNED

[X] If this box is marked, supplier must sign Acceptance and return the following number of copies: 1

17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
See Paragraph 2 of Delivery Order

18. ITEM NO.	19. SCHEDULE OF SUPPLIES / SERVICE	20. QUANTITY ORDERED ACCEPTED	21. UNIT	22. UNIT PRICE	23. AMOUNT
	SEE CONTINUATION SHEET				

If quantity accepted by the Government is same as quantity ordered, indicate by X. If different, enter actual quantity accepted below quantity ordered and encircle.

24. UNITED STATES OF AMERICA
[signature]
BY TERENCE J. MCGINN, CONTRACTING OFFICER, U.S.M.C.

25. TOTAL **$45,721,366.00 NTE**

29. DIFFERENCE

26. QUANTITY IN COLUMN 20 HAS BEEN
[ ] INSPECTED [ ] RECEIVED [ ] ACCEPTED AND CONFORMS TO THE CONTRACT EXCEPT AS NOTED

DATE SIGNATURE OF AUTHORIZED GOVERNMENT REP.

36. I certify this account is correct and proper for payment

DATE SIGNATURE AND TITLE OF CERTIFYING OFFICER

27. SHIP TO
[ ] PARTIAL
[ ] FINAL

31. PAYMENT
[ ] COMPLETE
[ ] PARTIAL
[ ] FINAL

28. DO VOUCHER NO.

32. PAID BY

30. INITIALS

33. AMOUNT VERIFIED CORRECT FOR

34. CHECK NUMBER

35. BILL OF LADING NO.

37. RECEIVED BY	38. RECEIVED BY (PRINT)	39. DATE RECEIVED YYMMDD	40. TOTAL CONTAINERS	41. S/R ACCOUNT NUMBER	42. S/R VOUCHER NO.

1. In Block 14 – Ship To:

SECTION F – DELIVERIES AND PERFORMANCE- BASE YEAR			
ITEM(s)	QTY/ UNIT	DESTINATION	DELIVERY DATE/PERIOD OF PERFORMANCE
0001	13/EA	Ship to: FB4418- 437 LRS/LGR DCO 113 S. BATES ST (BLDG 178) CHARLESTON AFB, SC 29404-4718 Mark For: USMC TMO-EAST OIF M/F MMX160 AL TAQQADUM AB HABBANIYAH IQ ****SEE NOTE 1 BELOW	On or before 270 days after award of Delivery Order.

SECTION F – DELIVERIES AND PERFORMANCE- BASE YEAR			
ITEM(s)	QTY/ UNIT	DESTINATION	DELIVERY DATE/PERIOD OF PERFORMANCE
0002	21/EA	Ship to: FB4418- 437 LRS/LGR DCO 113 S. BATES ST (BLDG 178) CHARLESTON AFB, SC 29404-4718 Mark For: USMC TMO-EAST OIF M/F MMX160 AL TAQQADUM AB HABBANIYAH IQ ****SEE NOTE 1 BELOW	On or before 270 days after award of Delivery Order.

SECTION F – DELIVERIES AND PERFORMANCE- BASE YEAR			
ITEM(s)	QTY/ UNIT	DESTINATION	DELIVERY DATE/PERIOD OF PERFORMANCE
0003	37/EA	Ship to: FB4418- 437 LRS/LGR DCO 113 S. BATES ST (BLDG 178) CHARLESTON AFB, SC 29404-4718 Mark For: USMC TMO-EAST OIF M/F MMX160 AL TAQQADUM AB HABBANIYAH IQ ******SEE NOTE 1 BELOW**	On or before 270 days after award of Delivery Order.

Note 1: The contractor **SHALL CONTACT** Joseph B. Murgo by E-mail at: joseph.murgo@usmc.mil, at (703) 432-3757 ***BEFORE*** **MAKING ANY SHIPMENT OF THE ITEMS UNDER THIS CONTRACT.**

UPON MAKING CONTACT WITH THIS INDIVIDUAL, THE CONTRACTOR WILL BE PROVIDED A DOCUMENT NUMBER FOR ITEM TRACKING PURPOSES.

2. a. Block 17 - ACCOUNTING AND APPROPRIATIONS DATA, funding on the Delivery Order is provided to **CLINs 0001, 0002, and 0003** as follows:

ACRN AA 1751109 6523 310 67854 067443 2D 652305 45005RC56289 **$45,721,366.00 NTE**

Document No. M9545005RC56289

The total not to exceed firm-fixed price for Delivery Order 0001 is established at **$45,721,366.00 NTE**

b. **FAR 52.216-24 Limitation of Government Liability (Apr 1984)**

(a) In performing this contract, the Contractor is not authorized to make expenditures or incur obligations exceeding **50% of the funding under this Delivery Order until contract is definitized**.

(b) The maximum amount for which the Government shall be liable if this contract is terminated is **50% of the funding under this Delivery Order until contract is definitized**.

(End of Clause)

3. Blocks 18 through 23 - Schedule of Supplies/Services. The following Delivery Order is issued as follows:

CLIN	DESCRIPTION	QTY	UNIT	UNIT PRICE	AMOUNT
0001	**Joint Explosive Ordnance Demolition (EOD)/Engineering Response Vehicle (JERRV)** **EOD Variant; 4X4** ACRN: **AA** (Over-packed with Technical Data, Para 3.3 of the SOW) (In accordance with the attached SOW, Para 3.0 and Performance Specification.)	**13**	**Each**	**$ 610,746.00 NTE**	**$7,939,698.00 NTE**

CLIN	DESCRIPTION	QTY	UNIT	UNIT PRICE	AMOUNT
0002	**Joint Explosive Ordnance Demolition (EOD)/Engineering Response Vehicle (JERRV)** **Engineering Vehicle (EV) Variant; 6X6** ACRN: **AA** (Over-packed with Technical Data, Para 3.3 of the SOW) (In accordance with the attached SOW Para 3.0 and Performance Specification.)	**21**	**Each**	**$ 637,246.00 NTE**	**$13,382,166.00 NTE**

CLIN	DESCRIPTION	QTY	UNIT	UNIT PRICE	AMOUNT
0003	**Joint Explosive Ordnance Demolition (EOD)/Engineering Response Vehicle (JERRV)** **EOD Variant; 6X6** ACRN: **AA** (Over-packed with Technical Data, Para 3.3 of the SOW) (In accordance with the attached SOW , Para 3.0 and Performance Specification.)	**37**	**Each**	**$ 659,446.00 NTE**	**$24,399,502.00 NTE**

4. Except as provided herein, all terms and conditions of the reference contract, including price, remain unchanged and in full force and effect.